EXECUTION ORIGINAL

THIRTEENTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS THIRTEENTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into September 16, 2016 by and among AIR INDUSTRIES MACHINING, CORP. (as successor by merger with Gales Industries Acquisition Corp., Inc.) (“Air”), a corporation organized under the laws of the State of New York, WELDING METALLURGY, INC. (as successor by merger with WMS Merger Corp.) (“WM”), a corporation organized under the laws of the State of New York, NASSAU TOOL WORKS, INC. (formerly known as NTW Operating Inc.) (“Nassau”), a corporation organized under the laws of the State of New York, WOODBINE PRODUCTS, INC. (“WP”), a corporation organized under the laws of the State of New York, MILLER STUART INC. (“MS”), a corporation organized under the laws of the State of New York, EUR-PAC CORPORATION (“Eur-Pac”), a corporation organized under the laws of the State of Connecticut, ELECTRONIC CONNECTION CORPORATION (“ECC”), a corporation organized under the laws of the State of Connecticut, AMK WELDING, INC., (“AMK”) a corporation organized under the laws of the State of Connecticut, and THE STERLING ENGINEERING CORPORATION (“STERLING”  and collectively with Air, WM, Nassau, WP, MS, EUR-PAC, ECC and AMK, the “Borrower”), a corporation organized under the laws of the State of Connecticut, AIR INDUSTRIES GROUP (as successor by merger with Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation)(“AIR GROUP”) a corporation organized under the laws of the State of Nevada and AIR REALTY GROUP, LLC (“REALTY”, and collectively with Air Group and  with the Borrower, the “Obligor”), a limited liability company  organized under the laws of the State of Connecticut, and PNC BANK, NATIONAL ASSOCIATION (“PNC”), the various financial institutions named therein or which hereafter become a party thereto, (together with PNC, collectively, “Lenders”) and PNC as agent for Lenders (in such capacity, “Agent”).

RECITALS

Whereas, Obligor and PNC entered into a certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated June 27, 2013 (which has been, is being and may be further amended, replaced, restated, modified and/or extended, the “Loan Agreement”); and

Whereas, Obligor and PNC have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

Now, therefore, in consideration of PNC’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. Obligor acknowledges that the most recent statement of account sent to Obligor with respect to the Obligations is correct.

EXECUTION ORIGINAL

2)	MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a)      Section 2.1 is hereby deleted and replaced with a new Subsection 2.1 to read as follows:

2.1           Revolving Advances.

(a)           Amount of Revolving Advances.  Subject to the terms and conditions set forth in this Agreement specifically including Section 2.1(b), each Lender, severally and not jointly, will make Revolving Advances to Borrowers in aggregate amounts outstanding at any time equal to such Lender’s Revolving Commitment Percentage of the lesser of (x) the Maximum Revolving Advance Amount, less the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit or (y) an amount equal to the sum of:

(i)           up to the sum of (A) 85%, subject to the provisions of Section 2.1(b) hereof (the “Receivables Advance Rate A”), of Eligible Receivables that do not constitute Eligible Unassigned Government Receivables (specifically excluding all Eligible Receivables of Sigma) plus (B) the lesser of (I) 50%, subject to the provisions of Section 2.1(b) hereof (the “Receivables Advance Rate B” and collectively with the Receivables Advance Rate A, the “Receivables Advance Rate”), of Eligible Unassigned Government Receivables (specifically excluding all Eligible Unassigned Government Receivables of Sigma) and (II) the Unassigned Government Receivables Sublimit, plus

(ii)           up to the lesser of (A) 75%, subject to the provisions of Section 2.1(b) hereof, of the value of the Eligible Inventory (specifically excluding all Eligible Inventory of Sigma), (B) 90% of the appraised net orderly liquidation value of Eligible Inventory (as evidenced by an Inventory appraisal satisfactory to Agent in its sole discretion exercised in good faith and specifically excluding all Eligible Inventory of Sigma) or (C) the Inventory Sublimit in the aggregate at any one time (“Inventory Advance Rate” and together with the Receivables Advance Rate, collectively, the “Advance Rates”), minus

(iii)           such reserves as Agent may reasonably deem proper and necessary from time to time.

The amount derived from the sum of (x) Sections 2.1(a)(y)(i) and (ii) minus (y) Section 2.1 (a)(y)(iii) at any time and from time to time shall be referred to as the “Formula Amount”.  The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the “Revolving Credit Note”) substantially in the form attached hereto as Exhibit 2.1(a).

(b)           Discretionary Rights.  The Advance Rates may be increased or decreased by Agent at any time and from time to time in the exercise of its reasonable discretion.  Each Borrower consents to any such increases or decreases and acknowledges that decreasing the Advance Rates or increasing or imposing reserves may limit or restrict Advances requested by Borrowing Agent.  The rights of Agent under this subsection are subject to the provisions of Section 16.2(b).

3)
GUARANTOR’S RATIFICATION.  (A) Air Industries Group, a corporation organized under the laws of the State of Nevada (as successor by merger with Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation) hereby reaffirms its continuing obligations under the terms of that certain Guaranty and Suretyship Agreement dated August 24, 2007 executed by Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation, and (B) Air Realty Group, LLC, a Connecticut limited liability company hereby reaffirms its continuing obligations under the terms of that certain Continuing Unlimited Guaranty dated March 9, 2015 (collectively, the “Guaranty”), and acknowledge that (i) they have read this Agreement, (ii) the Obligations under the Loan Agreement are secured by the Guaranty, and (iii) they make such reaffirmation with full knowledge of the terms thereof.

EXECUTION ORIGINAL

4)
WAIVER OF DEFAULT.  Agent, on behalf of the Lenders, hereby waives Borrower’s failure to comply with Subsection 6.5(b) of the Loan Agreement, the Minimum EBITDA covenant, for the period ended June 30, 2016.  Such waiver is solely for such periods and does not extend to any other default which might exist now or in the future.

5)
CONSENT TO AMEND CERTIFICATE OF INCORPORATION.  Notwithstanding any provision to the contrary contained in the Loan Agreement, the Agent, on behalf of the Lenders, hereby consents to Air Group amending its Certificate of Incorporation to increase its authorized Stock to 30,000,000 shares of Capital Stock, of which 25,000,000 shares shall be Common Stock and 5,000,000 shall be Preferred Stock.

6)
CONSENT TO ISSUE CONVERTIBLE NOTES.  Notwithstanding any provision to the contrary contained in the Loan Agreement, the Agent, on behalf of the Lender, hereby consents to Air Group issuing up to $4,250,000 principal amount of 12% Convertible (Subordinated) Notes due December 31, 2017 pursuant to the terms of a certain Securities Purchase Agreement dated August 19, 2016.

7)	ACKNOWLEDGMENTS. Borrower acknowledges and represents that:

(A) the Loan Agreement and Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B) to the best of its knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(C) all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(D) Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

(E) this Agreement is a modification of an existing obligation and is not a novation.

8)	PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to:

(A) provide the Agent with this Agreement, properly executed;

(B) provide the Agent with secretary’s certificates and resolutions from the Borrower and Guarantor, in form and substance acceptable to the Agent;

(C) pay all legal fees incurred by the Agent in entering into this Agreement to Wilentz, Goldman & Spitzer; and

(D) pay all other fees and costs incurred by the Lenders in entering into this Agreement.

EXECUTION ORIGINAL

9)
MISCELLANEOUS.  This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without reference to that state’s conflicts of law principles.  This Agreement, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof.  No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.  The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Loan Agreement or the Other Documents.  This Agreement, the Loan Agreement and the Other Documents are intended to be consistent.  However, in the event of any inconsistencies among this Agreement, the Loan Agreement and/or any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control.  This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts.  Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

10)
DEFINITIONS.  The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement.  The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in State of New York.

(SIGNATURES ON NEXT PAGE)

EXECUTION ORIGINAL
IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year above written.

ATTEST:

By: /s/ Marianne Giglio
       Name:  MARIANNE GIGLIO
       Title:    Secretary

ATTEST:

By: /s/ Marianne Giglio
       Name:  MARIANNE GIGLIO
       Title:    Secretary

ATTEST:

By: /s/ Marianne Giglio
       Name:  MARIANNE GIGLIO
       Title:    Secretary

ATTEST:

By: /s/ Marianne Giglio
       Name:  MARIANNE GIGLIO
       Title:    Secretary

AIR INDUSTRIES MACHINING, CORP.

By: /s/ Daniel R. Godin
       Name:  DANIEL R. GODIN
       Title:    President

WELDING METALLURGY, INC.
(as successor by merger with WMS Merger Corp.)

By: /s/ Daniel R. Godin
       Name:  DANIEL R. GODIN
       Title:    President

NASSAU TOOL WORKS, INC.
(formerly known as NTW Operating Inc.)

By: /s/ Daniel R. Godin
       Name:  DANIEL R. GODIN
       Title:    President

AIR INDUSTRIES GROUP

By: /s/ Daniel R. Godin
       Name:  DANIEL R. GODIN
       Title:    President

(SIGNATURES CONTINUED ON NEXT PAGE)

EXECUTION ORIGINAL

ATTEST:

By: /s/ Marianne Giglio
       Name:   MARIANNE GIGLIO
       Title:    Secretary

ATTEST:

By: /s/ Marianne Giglio
       Name:   MARIANNE GIGLIO
       Title:    Secretary

ATTEST:

By: /s/ Marianne Giglio
       Name:   MARIANNE GIGLIO
       Title:    Secretary

ATTEST:

By: /s/ Marianne Giglio
       Name:   MARIANNE GIGLIO
       Title:    Secretary

ATTEST:

By: /s/ Marianne Giglio
       Name:   MARIANNE GIGLIO
       Title:    Secretary

MILLER STUART INC.

By: /s/ Daniel R. Godin
       Name:  DANIEL R. GODIN
       Title:    President

WOODBINE PRODUCTS, INC.

By: /s/ Daniel R. Godin
       Name:  DANIEL R. GODIN
       Title:    President

EUR-PAC CORPORATION

By: /s/ Daniel R. Godin
       Name:  DANIEL R. GODIN
       Title:    President

ELECTRONIC CONNECTION CORPORATION

By: /s/ Daniel R. Godin
       Name:  DANIEL R. GODIN
       Title:    President

AMK WELDING, INC.

By: /s/ Daniel R. Godin
       Name:  DANIEL R. GODIN
       Title:    President

(SIGNATURES CONTINUED ON NEXT PAGE)

EXECUTION ORIGINAL

ATTEST: By: /s/ Marianne Giglio Name: MARIANNE GIGLIO Title: Secretary ATTEST: By: /s/ Marianne Giglio Name: MARIANNE GIGLIO Title: Secretary	THE STERLING ENGINEERING CORPORATION By: /s/ Daniel R. Godin Name: DANIEL R. GODIN Title: President AIR REALTY GROUP, LLC By: /s/ Daniel R. Godin Name: DANIEL R. GODIN Title: President

(SIGNATURES CONTINUED ON NEXT PAGE)

EXECUTION ORIGINAL

PNC BANK, NATIONAL ASSOCIATION Lender and as Agent By: /s/ Victor Alarcon Name: VICTOR ALARCON Title: Senior Vice President